                                            Oppenheimer High Yield Fund
                                     Supplement dated October 29, 2004 to the
                                         Prospectus dated August 27, 2004

         The Prospectus is changed as follows:

1. The  supplement  dated  September  22, 2004 is deleted  and  replaced by this supplement.

2. The  following  new section  should be added to the end of section  captioned
"HOW THE FUND IS MANAGED - Advisory Fees" on page 16:

PENDING  LITIGATION.  Six law suits have been filed as putative  derivative  and class actions against the Fund's  investment  Manager,  Distributor and Transfer
Agent,  some of the  Oppenheimer  funds,  including  the Fund,  and Directors or
Trustees of some of those funds,  excluding the Fund. The complaints allege that the Manager charged excessive fees for distribution and other costs,  improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay  brokers  to  promote  sales of  Oppenheimer  funds,  and  failed to properly  disclose the use of fund assets to make those payments in violation of the  Investment  Company  Act and  the  Investment  Advisers  Act of  1940.  The
complaints  further  allege that by  permitting  and/or  participating  in those actions,  the defendant Directors or Trustees breached their fiduciary duties to fund shareholders  under the Investment Company Act and at common law. Those law suits were filed on August 31,  2004,  September  3, 2004,  September  14, 2004,
September 14, 2004, September 21, 2004 and September 22, 2004, respectively,  in the U. S. District  Court for the Southern  District of New York. The complaints seek  unspecified  compensatory and punitive  damages,  rescission of the funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

The Manager and the  Distributor  believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously.  The Manager and the  Distributor  do not believe  that the pending  actions are likely to have a material  adverse  effect  on the  Fund or on their  ability  to  perform  their respective investment advisory or distribution agreements with the Fund.

3. The section entitled "Special Sales Charge  Arrangements and Waivers" on page
21 will be moved below the Class A sales charge table on page 22.

4. The  section  entitled  "Can You Reduce a Sales  Charge?"  on page 22 will be revised to read as follows:

Can You Reduce Class A Sales Charges? You and your spouse may be eligible to buy
Class A shares of the Fund at reduced  sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund
reserves the right to modify or to cease offering these programs at any time

o Right of Accumulation.  To reduce the Class A front-end sales charge under the rates in the table  above  that  apply to larger  purchases,  you can add to the amount of your current purchase the value of investments currently being made by you and your spouse (or  previously  made by you and your spouse and still held)
in Class A and Class B shares of the Fund and other Oppenheimer funds (a list is in the  Statement  of  Additional  Information  under  "How to Buy  Shares - The
Oppenheimer  Funds").  You may not include Class A shares of  Oppenheimer  Money
Market Fund, Inc. or Oppenheimer  Cash Reserves on which you did not pay a sales charge for this purpose. In totaling your holdings, you may count shares held in your individual  accounts (including IRAs and 403(b) plans), your joint accounts with your spouse,  or accounts you or your spouse hold as trustees or custodians on behalf of your  children  who are minors.  A  fiduciary  can count all shares purchased for a trust,  estate or other fiduciary  account  (including  employee benefit plans for the same employer) that has multiple accounts.  To qualify for this Right of Accumulation,  if you are buying shares directly from the Fund you must inform the Fund's  Distributor of your eligibility and holdings at the time of your purchase.  If you are buying shares through your financial  intermediary you  must  notify  your  intermediary  of your  eligibility  for  this  Right of
Accumulation at the time of your purchase.

To  count  shares  of  eligible  Oppenheimer  funds  held in  accounts  at other intermediaries under this Right of Accumulation, you may be requested to provide the  Distributor  or your  current  intermediary  (depending  on the way you are buying  your  shares) a copy of each  account  statement  showing  your  current holdings of the Fund or other eligible  Oppenheimer funds,  including statements for  accounts  held by you and your  spouse or in  retirement  plans or trust or custodial  accounts for minor children as described  above.  The  Distributor or intermediary  through  which you are buying shares will combine the value of all your eligible  Oppenheimer fund accounts based on the current offering price per share to determine what Class A sales charge  breakpoints you may qualify for on your  current  purchase.

o Letters of Intent.  You may also reduce the Class A front-end  sales charge on current  purchases  of shares of the Fund under the rates in the table  above by submitting  a Letter  of  Intent  to the  Distributor.  A Letter  of Intent is a
written statement of your intention to purchase Class A and/or Class B shares of the Fund (and other Oppenheimer funds except Class A shares of Oppenheimer Money
Market Fund and  Oppenheimer  Cash Reserves) over a 13-month  period.  The total amount of your intended  purchases of Class A and Class B shares will  determine the  reduced  sales  charge  rate that will  apply to Class A shares of the Fund purchased  during  that  period.  You can include  purchases  made up to 90 days before the date of the Letter.  Submitting  a Letter of Intent does not obligate you to purchase the specified amount of shares.  You can also apply the Right of
Accumulation to these purchases.

If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's
Transfer Agent for this purpose. Please refer to "How to Buy Shares - Letters of
Intent" in the Fund's  Statement of  Additional  Information  for more  complete information.

Other  Special  Sales  Charge  Arrangements  and  Waivers.   The  Fund  and  the
Distributor  offer other  opportunities to purchase shares without  front-end or contingent  deferred sales charges under the programs  described below. The Fund reserves the right to amend or  discontinue  these  programs at any time without prior notice.

o Dividend  Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other  Oppenheimer  funds without  sales charge,  at the net asset value per share in effect on the  payable  date.  You must  notify the  Transfer  Agent in writing  to elect  this  option  and must have an  existing  account in the fund selected for reinvestment.

o Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other  Oppenheimer  funds at net asset value per share at the time of  exchange, without  sales  charge,  and shares of the Fund can be  purchased by exchange of shares of certain  other  Oppenheimer  funds on the same basis.  Please refer to
"How to Exchange  Shares" in this  Prospectus and in the Statement of Additional
Information for more details,  including a discussion of  circumstances in which sales charges may apply on exchanges.

o Reinvestment  Privilege.  Within six months of a redemption of certain Class A and Class B shares, the proceeds may be reinvested in Class A shares of the Fund without sales charge.  This  privilege  applies to redemptions of Class A shares that were  subject to an initial  sales charge or Class A or Class B shares that were subject to a contingent  deferred sales charge when redeemed.  The investor must ask the Transfer Agent for that privilege at the time of  reinvestment  and must identify the account from which the redemption was made.

o Other  Special  Reductions  and Waivers.  The Fund and the  Distributor  offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  classes of  investors  (primarily  retirement  plans that  purchase shares in special  programs  through the  Distributor).  These are  described in greater detail in Appendix C to the Statement of Additional  Information,  which is also available on the OppenheimerFunds  website, at  www.oppenheimerfunds.com
(under the hyperlinks "Access Accounts and Services - Investor Service Center").
To receive a waiver or special  sales  charge  rate under  these  programs,  the purchaser must notify the Distributor (or other financial  intermediary  through which shares are being purchased) at the time of purchase or notify the Transfer
Agent  with at the time of  redeeming  shares  for those  waivers  that apply to contingent deferred sales charges.

o Purchases by Certain  Retirement  Plans.  There is no initial  sales charge on purchases  of Class A shares of the Fund by (1)  retirement  plans that have $10 million or more in plan assets and that have  entered  into a special  agreement with the Distributor  and by (2) retirement  plans that are part of a retirement plan product or platform offered by banks,  broker-dealers,  financial advisors, insurance companies or record-keepers that have entered into a special agreement with the Distributor for this purpose. The Distributor currently pays dealers of record  concessions in an amount equal to 0.25% of the purchase price of Class A shares by those  retirement  plans from its own  resources  at the time of sale, subject to certain  exceptions  described in "Retirement Plans" in the Statement of Additional  Information.  No contingent deferred sales charge is charged upon the redemption of such shares.

5. The section  entitled  "Reinvestment  Privilege"  that  appears on page 28 is deleted in its entirety.

6. In "How to Exchange Shares" on page 32, delete the first and second sentences in the first paragraph, "Shares of the Fund may be exchanged . . . without sales charge. Shares of the Fund can be . . . on the same basis."

October 29, 2004                                                PS0280.040